Managers
INVESTMENT GROUP

Mutual Funds ▪ Separate Accounts ▪ Investment Solutions

July 27, 2009

PROSPECTUS

Managers AMG Funds

P037-0309

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

3	OVERVIEW

4-16	SUMMARY OF THE FUNDS

GW&K Small Cap Equity Fund

GW&K Municipal Enhanced Yield Fund

Summary of Principal Risks

Other Important Information about the Funds and their Investment Strategies and Risks

Fund Management

Past Performance of Other GW&K Small Cap Equity Accounts

17-24	SHAREHOLDER GUIDE

Your Account

Investing Through an Intermediary

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Federal Income Tax Information

25-26	FINANCIAL HIGHLIGHTS

GW&K Small Cap Equity Fund

GW&K Municipal Enhanced Yield Fund

27	HOW TO CONTACT US

Managers Investment Group

THIS PAGE INTENTIONALLY LEFT BLANK

OVERVIEW

This Prospectus contains important information about the GW&K Small Cap Equity Fund (formerly GW&K Multi-Cap Equity Fund) and GW&K Municipal Enhanced Yield Fund (each a “Fund” and together the “Funds”). Each Fund is part of the Managers Family of Funds, a mutual fund family advised by Managers Investment Group LLC (the “Investment Manager”) and comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

A mutual fund is a pooled investment that is professionally managed and provides access to a wide variety of companies, industries, and markets through one investment vehicle. A mutual fund is not a complete investment program and there is no guarantee that a fund will reach its stated goals.

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money. Before you invest, please make sure that you have read, and understand, the risk factors that apply to these Funds.

The Funds are subject to management risk because they are actively managed investment portfolios. Each Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that these will produce the desired result.

Please read this Prospectus carefully before you invest and keep it for future reference. You should base your purchase of shares of the Funds on your own goals, risk preferences, and investment time horizons.

The following Summary of the Funds identifies each Fund’s investment objective, principal investments and strategies, principal risks, performance information, and fees and expenses. A more detailed “Summary of Principal Risks” describing the principal risks of investing in the Funds begins after the Summary of the Funds.

Managers Investment Group	3

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Domestic small cap equity

Benchmarks:

Russell 2000® Index

Russell 3000® Index

(former benchmark)

Ticker:

Investor Class: GWETX

Service Class: GWESX

Institutional Class: GWEIX

Investment Manager:

Managers Investment Group LLC

(the “Investment Manager”)

Subadvisor:

Gannett Welsh & Kotler, LLC

(“GW&K” or the “Subadvisor”)

The Russell 2000® and Russell 3000® Indices are trademarks of Russell Investments. Russell® is a trademark of Russell Investments.

GW&K SMALL CAP EQUITY FUND (FORMERLY GW&K MULTI-CAP EQUITY FUND)

OBJECTIVE

The investment objective of the GW&K Small Cap Equity Fund (the “Fund”) is to provide investors with long-term capital appreciation.

FOCUS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy. The Fund will ordinarily invest in approximately 55-75 stocks. The Fund primarily invests in common stock and preferred stock of U.S. small-capitalization companies. Small-capitalization companies are those within the market capitalization range of the Russell 2000® Index (the “Benchmark”) at the time of purchase. As of June 30, 2009, the Benchmark had a market capitalization range of approximately $2.3 million to $2.3 billion.

PRINCIPAL INVESTMENT STRATEGIES

The Subadvisor utilizes fundamental research and bottom-up stock selection to identify small cap companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long-term. The Fund aims to participate in rising markets and defend in down markets. The Fund invests in an unrestricted opportunity set, pursuing quality companies with either growth or value oriented characteristics.

The Subadvisor focuses on quality small cap companies with sound management and long-term sustainable growth regardless of style. In selecting companies for the Fund, the Subadvisor looks for firms with the following key attributes:

•	Experienced, tenured, high-quality management;

•	Business models that deliver consistent long-term growth;

•	Leading companies in attractive and defensible niche markets;

•	Strong financial characteristics; and

•	Appropriate valuation.

The Subadvisor intends to assemble a portfolio of securities diversified as to companies and industries. The Subadvisor generally expects that each economic sector within the Russell 2000® Index will be represented in the Fund’s portfolio. The Subadvisor may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.

Various factors may lead the Subadvisor to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadvisor believes the security has become overvalued.

4	Managers Investment Group

SUMMARY OF THE FUNDS

GW&K SMALL CAP EQUITY FUND

PRINCIPAL RISKS

•	Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•

Sector Risk—companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

•

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

•	Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Looking to gain exposure to small-cap equities in your portfolio.

•	Seeking exposure to both growth and value oriented investments.

•	Seeking long-term capital appreciation.

•	Willing to accept short-term volatility of returns.

PORTFOLIO MANAGERS

Daniel L. Miller, CFA

Senior Vice President,

Director of Equities

Jeffrey W. Thibault, CFA

Vice President

See “Fund Management” on page 14 for more information on the portfolio managers.

Managers Investment Group	5

SUMMARY OF THE FUNDS

GW&K SMALL CAP EQUITY FUND

PERFORMANCE SUMMARY

As of July 27, 2009, the Fund changed its name from “GW&K Multi-Cap Equity Fund” to “GW&K Small Cap Equity Fund,” adopted the Fund’s current investment strategies, and will compare its performance to the Russell 2000® Index (see page 16 for performance of the Subadvisor’s Small Cap Equity composite). Prior to July 27, 2009, (and for the periods shown below), the Fund focused on a multi-cap equity strategy and compared its performance to the Russell 3000® Index. The performance information shown, as represented by the performance of the Fund’s Investor Class shares (formerly Class A shares), includes that of (i) the predecessor to the Fund, the BNY Hamilton Multi-Cap Equity Fund, a series of BNY Hamilton Funds, Inc. (the “Multi-Cap Predecessor Fund”), which was reorganized into the Fund on November 10, 2008, and was managed by GW&K with the same investment objective and substantially similar investment policies as those of the Fund, when it was managed as a multi-cap fund, and (ii) GW&K Equity Fund, a series of the Gannett Welsh & Kotler Funds, which was managed by GW&K and reorganized into the Multi-Cap Predecessor Fund on October 7, 2002. Because the Fund’s Service Class and Institutional Class shares have not operated for a full fiscal year, performance history for these share classes is not available. The Fund’s past performance would have been different if the Fund were managed using the current investment strategies.

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The information in the bar chart is for Investor Class shares of the Fund and does not reflect the impact of any previously imposed sales charges. If it did, the performance would have been less than that shown. The information in the table includes the effects of any previously imposed maximum sales loads (where applicable) on Fund performance. The performance information reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns (Investor Class)

Best Quarter: 24.53% (4th Quarter 1999)

Worst Quarter: -21.54% (3rd Quarter 2002)

Average Annual Total Returns1 as of 12/31/08

GW&K Small Cap Equity Fund	1 Year	5 Years	10 Years
Investor Class Return Before Taxes	-40.57%	-4.10%	-0.83%
Investor Class Return After Taxes on Distributions	-40.86%	-4.63%	-1.71%
Investor Class Return After Taxes on Distributions and Sale of Fund Shares	-25.86%	-3.21%	-0.89%
Russell 2000® Index[2] (before taxes)	-33.79%	-0.93%	3.02%
Russell 3000® Index[3] (before taxes)	-37.31%	-1.95%	-0.80%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The returns shown for the Index reflect no deduction for fees, expenses or taxes.

[3]

In connection with the Fund’s change from a multi-cap to a small-cap investment strategy, the Fund changed its benchmark from the Russell 3000® Index to the Russell 2000® Index. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The returns shown for the Index reflect no deduction for fees, expenses or taxes.

6	Managers Investment Group

SUMMARY OF THE FUNDS

GW&K SMALL CAP EQUITY FUND

FEES AND EXPENSES OF THE FUND

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses Shareholder Fees (Fees paid directly from your investment)	Investor Class	Service Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the offering price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Class	Service Class	Institutional Class
Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1,2]	0.58%	0.68%	0.43%
Total Annual Fund Operating Expenses[4,5]	1.58%	1.43%	1.18%
Fee Waiver and Reimbursement[3]	(0.23)%	(0.23)%	(0.23)%
Net Annual Fund Operating Expenses[4,5]	1.35%	1.20%	0.95%

[1]

Other Expenses for Investor Class shares reflect operating expenses of the Fund and the Multi-Cap Predecessor Fund for the fiscal year ended December 31, 2008, which have been restated to give effect to certain Fund service contracts that took effect on November 10, 2008. Because Service Class and Institutional Class shares commenced operations as of the date of this Prospectus, Other Expenses and average assets for those classes are based on estimates for the current fiscal year.

[2]

In addition to direct expenses incurred or expected to be incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[3]

The Investment Manager and GW&K have contractually agreed, through at least May 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.95% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager and GW&K may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Net Annual Fund Operating Expenses to exceed the contractual expense limitation amount. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[4]

The Total and Net Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflect the operating expenses of the former Class A shares of the Fund.

[5]

Because Investor Class shares and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total and Net Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$137	$444	$808	$1,831
Service Class	$122	$412	$743	$1,678
Institutional Class	$97	$334	$610	$1,396

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2011. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	7

SUMMARY OF THE FUNDS

FUND FACTS

Investment Style:

Tax-Exempt Fixed-Income

Benchmarks:

Barclays Capital U.S. Municipal

Bond BAA Index

Barclays Capital U.S. Municipal

Bond Index (former benchmark)

Ticker:

Investor Class: GWMNX

Service Class: GWMRX

Institutional Class: GWMEX

Investment Manager:

Managers Investment Group LLC (the

“Investment Manager”)

Subadvisor:

Gannett Welsh & Kotler, LLC (“GW&K”

or the “Subadvisor”)

GW&K MUNICIPAL ENHANCED YIELD FUND

OBJECTIVE

The investment objective of the GW&K Municipal Enhanced Yield Fund (the “Fund”) is to provide investors with a high level of current income that is exempt from federal income tax. Capital appreciation is also an objective, but is secondary to income. The Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval.

FOCUS

In pursuing its investment objective, the Fund, under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. dollar-denominated fixed income securities that are exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval. In addition, up to 50% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, may be invested in securities that are subject to the federal alternative minimum tax.

The Fund may invest up to 35% of its total assets in unrated securities, and may invest up to 50% of its total assets in unrated securities and high yield securities. High yield securities (commonly known as “junk bonds”) are those securities that are rated below investment grade (i.e., rated below Baa/BBB by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), or another nationally recognized statistical rating organization, or unrated but determined by GW&K, the Fund’s Subadvisor, to be of comparable credit quality). However, the Subadvisor normally expects that the average credit rating of the Fund’s portfolio will be Baa/BBB.

PRINCIPAL INVESTMENT STRATEGIES

The Fund typically invests in a diversified portfolio of municipal obligations. Municipal obligations are debt obligations issued by a state, territory, or possession of the United States or a political subdivision, public instrumentality, agency or other governmental unit of such a state, territory, or possession (e.g., county, city, town, village, district or authority). Municipal obligations in which the Fund may invest include: general obligation notes and bonds; revenue bonds; tax and revenue authorization notes; short-term municipal notes, such as tax anticipation notes; tax-exempt commercial paper; private activity bonds, such as industrial development bonds; bond anticipation notes; revenue anticipation notes; and participations in pools of municipal obligations. The interest on certain of these municipal obligations may be subject to federal income tax and/or the federal alternative minimum tax, subject to the investment limits described above.

The Fund may invest in bonds of any maturity or duration and does not expect to target any specific range of maturity or duration. The Fund’s average weighted portfolio maturity and duration will vary from time to time depending on the Subadvisor’s views on the direction of interest rates.

The Subadvisor uses a research-driven process based on knowledge of creditworthiness and market availability in selecting bonds. Although the Fund seeks to be diversified by geography and sector, the Fund may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions. In particular, presently, a significant portion of the Baa/BBB municipal security universe is composed of hospital bonds. Accordingly, hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s portfolio.

8	Managers Investment Group

SUMMARY OF THE FUNDS

GW&K MUNICIPAL ENHANCED YIELD FUND

Within limits, the Fund also may use certain derivatives (e.g., futures, options), which are investments whose value is determined by underlying securities, indices or reference rates.

As a temporary defensive measure, the Fund may invest more than 20% of its net assets, plus the amount of any borrowings for investment purposes, in taxable securities, such as money market instruments and debt securities issued or guaranteed by the U.S. government or its agencies, and cash or cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

•	Credit Risk—issuer of bonds may not be able to meet interest or principal payments when the bonds come due.

•	Derivatives Risk—complexity and rapidly changing structure of derivatives market may increase the possibility of market losses.

•

Geographic Concentration Risk—economic, political, or regulatory changes that affect particular cities, states or regions in which the Fund is invested could adversely affect municipal bond issuers in such cities, states or regions.

•

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

•	Inflation Risk—the price of an asset, or the income generated by an asset, may not keep up with the cost of living.

•	Interest Rate Risk—fixed-coupon payments (cash flows) of debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

•	Liquidity Risk—particular investments may be difficult to sell at the best price.

•	Market Risk—market prices of securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

•	Municipal Market Risk—factors unique to the municipal bond market may negatively affect the value in municipal bonds.

•	Prepayment Risk—many bonds have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

•	Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

•

Sector Risk—companies on issuers that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Hospital bonds currently, and may in the future, comprise a significant portion of the Fund’s portfolio. Unique risks of the hospital sector, including, but not limited to, rising costs, increase in the number of uninsured patients, and government intervention in the healthcare sector, may hinder issuers’ ability to service hospital bonds.

There is the risk that you may lose money on your investment.

Please see “Summary of Principal Risks” for more detailed information about the Fund’s principal risks.

PORTFOLIO MANAGERS

Nancy G. Angell, CFA

Senior Vice President,

Co-Director Fixed Income

John B. Fox, CFA

Senior Vice President,

Co-Director Fixed Income

Martin R. Tourigny, CFA

Vice President

Brian T. Moreland, CFA

Vice President

See “Fund Management” on page 15 for more information on the portfolio managers.

Managers Investment Group	9

SUMMARY OF THE FUNDS

GW&K MUNICIPAL ENHANCED YIELD FUND

PERFORMANCE SUMMARY

The performance information shown, as represented by the performance of the Fund’s Institutional Class shares, includes, for periods prior to November 10, 2008, performance of the predecessor to the Fund, the BNY Hamilton Municipal Enhanced Yield Fund, a series of BNY Hamilton Funds, Inc. (the “Municipal Enhanced Yield Predecessor Fund”), which was reorganized into the Fund on November 10, 2008, and was managed by GW&K with the same investment objective and substantially similar investment policies as those of the Fund. Because the Fund’s Investor Class and Service Class shares have not operated for a full fiscal year, performance history for these share classes is not available.

As of July 27, 2009, the Fund’s benchmark is being changed to the Barclays Capital Municipal Bond BAA Index because the Fund’s Investment Manager believes that this benchmark more adequately reflects the underlying composition of the Fund’s portfolio securities.

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broadly based securities market index. The performance information assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Index. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Calendar Year Total Returns (Institutional Class)

Best Quarter: 4.61% (3rd Quarter 2006)

Worst Quarter: -17.67% (4th Quarter 2008)

Average Annual Total Returns1 as of 12/31/08

GW&K MUNICIPAL ENHANCED YIELD FUND	1 Year	Since Inception[2]
Institutional Shares Return Before Taxes	-24.72%	-8.40%
Institutional Shares Return After Taxes on Distributions	-24.72%	-8.45%
Institutional Shares Return After Taxes on Distributions and Sale of Fund Shares	-14.42%	-6.24%
Barclays Capital U.S. Municipal Bond BAA Index[3] (before taxes)	-12.33%	-6.26%
Barclays Capital U.S. Municipal Bond Index[4] (before taxes)	-2.47%	1.86%

[1]

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

[2]	Since the inception of the Predecessor Fund on December 30, 2005.

[3]

The Barclays Capital U.S. Municipal Bond BAA Index is a subset of the Barclays Capital U.S. Municipal Bond Index with an index rating of Baa1, Baa2, or Baa3. The Barclays Capital U.S. Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term, tax-exempt bond market. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

[4]

To more closely reflect the characteristics of the Fund’s investments, the Fund changed its benchmark from the Barclays Capital U.S. Municipal Bond Index to the Barclays Capital U.S. Municipal Bond BAA Index. The Barclays Capital U.S. Municipal Bond Index provides a broad based performance measure of the U.S. municipal bond market. The Index tracks general obligation, revenue, insured and pre-refunded bonds. The returns shown for the Index reflect no deduction for fees, expenses, or taxes.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund, one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•	Interested in the income potential of municipal bonds.

•	Seeking monthly income exempt from federal income tax.

•	Willing to accept short-term volatility of returns.

10	Managers Investment Group

SUMMARY OF THE FUNDS

GW&K MUNICIPAL ENHANCED YIELD FUND

FEES AND EXPENSES OF THE FUND

This table describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund.

Fees and Expenses Shareholder Fees (fees paid directly from your investment)	Investor Class	Service Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of the lesser of the offering price or redemption proceeds)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None	None
Redemption/Exchange Fee (as a percentage of the amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Investor Class	Service Class	Institutional Class
Management Fee	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses[1,2]	0.83%	0.93%	0.68%
Total Annual Fund Operating Expenses[4,5]	1.58%	1.43%	1.18%
Fee Waiver and Reimbursements[3]	(0.39)%	(0.39)%	(0.39)%
Net Annual Fund Operating Expenses[5]	1.19%	1.04%	0.79%

[1]

Other Expenses for Institutional Class shares reflect operating expenses of the Fund and the Municipal Enhanced Yield Predecessor Fund for the fiscal year ended December 31, 2008, which have been restated to give effect to certain Fund service contracts that took effect on November 10, 2008. Because Investor Class and Service Class shares commenced operations as of the date of this Prospectus, Other Expenses and average assets for those classes are based on estimates for the current fiscal year.

[2]

In addition to direct expenses incurred or expected to be incurred by the Fund, “Other Expenses” includes an indirect expense of less than 0.01% incurred as a result of the Fund’s investment in one or more underlying acquired funds. Indirect expenses of the Fund are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[3]

The Investment Manager and GW&K have contractually agreed, through at least May 1, 2011, to waive management fees and/or reimburse Fund expenses in order to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 0.79% of the Fund’s average daily net assets. Acquired fund fees and expenses are not subject to waiver and do not factor into the Fund’s contractual expense limitation.

[4]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Fund and does not include fees and expenses of any acquired fund.

[5]

Because Investor Class shares and Service Class shares are authorized to pay up to 0.25% in shareholder servicing fees, Total and Net Annual Fund Operating Expenses may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$121	$406	$771	$1,799
Service Class	$106	$384	$715	$1,653
Institutional Class	$81	$306	$582	$1,370

The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2011. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	11

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS

This section presents more detailed information about the Funds’ risks, however, not all Funds do, or are permitted by applicable law to, invest in the types of instruments mentioned.

CREDIT RISK

An issuer of bonds may not be able to meet interest or principal payments when the bonds come due. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. Even if the likelihood of default is low, changes in the perception of a company’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

DERIVATIVES RISK

Derivatives include options, futures and forwards, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, interest rate or index. The use of derivatives will involve costs, the risk of mispricing or improper valuation, and may result in losses or have the effect of accelerating the recognition of gain. The use of derivatives may not succeed for various reasons, including unexpected changes in the value of the derivatives or the assets underlying them. With some derivatives, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Fund.

GEOGRAPHIC CONCENTRATION RISK

Funds that primarily purchase municipal bonds from particular cities, states or regions also bear investment risk from economic, political, or regulatory changes that could adversely affect municipal bond issuers in such cities, states or regions and therefore the value of the GW&K Municipal Enhanced Yield Fund’s investment portfolio.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HIGH YIELD RISK

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers. If the issuer of a security is in default with respect to interest or principal payments, the GW&K Municipal Enhanced Yield Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INFLATION RISK

Inflation risk is the risk that the price of an asset, or income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

INTEREST RATE RISK

Changes in interest rates can impact bond prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond or portfolio. It is used to evaluate such bond’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. A Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. securities, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of securities held by the Funds may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

12	Managers Investment Group

SUMMARY OF THE FUNDS

SUMMARY OF PRINCIPAL RISKS (CONTINUED)

MUNICIPAL MARKET RISK

Factors unique to the municipal bond market may negatively affect the value of the GW&K Municipal Enhanced Yield Fund’s investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The GW&K Municipal Enhanced Yield Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. Some municipal obligations carry additional risk. For example they may be difficult to trade or interest payments may be tied only to a specific stream of revenues. Since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. If such events were to occur, the value of the security could decrease or the value could be lost entirely, and it may be difficult or impossible for the Fund to sell the security at the time and the price that normally prevails in the market.

PREPAYMENT RISK

Many bonds and other fixed income securities have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of security holders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can be reasonably assured that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

SECTOR RISK

Companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, each Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. Because hospital bonds currently, and may in the future, comprise a significant portion of the GW&K Municipal Enhanced Yield Fund’s investments, the Fund is subject to certain unique risks of the hospital sector. Rising costs of medical equipment and services, government intervention and efforts to reform the healthcare system and cuts in reimbursement programs such as Medicaid, and an increase in uninsured patients during economic downturns who are unable to pay for care, among other things, could decrease revenue and hinder an issuer’s ability to service principal and interest obligations under its hospital bonds.

SMALL-CAPITALIZATION STOCK RISK

The stocks of small-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The GW&K Small Cap Equity Fund may underperform other stock funds (such as large-company stock funds) when stocks of small-capitalization companies are out of favor.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subad-visor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

Managers Investment Group	13

SUMMARY OF THE FUNDS

OTHER IMPORTANT INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Funds may also make other types of investments, and, therefore, may be subject to other risks. Some of these risks are described in the Funds’ Statement of Additional Information dated July 27, 2009 (the “SAI”).

INVESTMENT OBJECTIVES

The GW&K Small Cap Equity Fund’s investment objective may be changed without shareholder approval. The GW&K Municipal Enhanced Yield Fund’s investment objective is a fundamental policy and may not be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When the Subadvisor believes a temporary defensive position is necessary, the GW&K Small Cap Equity Fund may invest any amount of its net assets in money market securities, cash or cash equivalents, and the GW&K Municipal Enhanced Yield Fund may invest any amount of its net assets in taxable securities, such as money market securities and debt securities issued or guaranteed by the U.S. government or its agencies, and cash or cash equivalents. Taking a defensive position might prevent each Fund from achieving its investment objective.

PORTFOLIO TURNOVER

The Subadvisor may sell any security when it believes the sale is in a Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect a Fund’s performance by increasing transaction costs and may increase your tax liability.

In conjunction with the GW&K Small Cap Equity Fund’s investment strategy change from multi-cap to small cap equities, in July 2009, the Fund experienced higher than normal portfolio turnover.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI, which is available on the Funds’ Web site at www.managersinvest.com.

FUND MANAGEMENT

Each Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies.

The Investment Manager, located at 333 W. Wacker Drive, Chicago, Illinois 60606, is an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of the Subadvisor to the Funds. Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly owned subsidiary of the Investment Manager, serves as the Funds’ distributor. Except for distribution and service (12b-1) fees paid by the GW&K Small Cap Equity Fund, the Distributor receives no other compensation from the Funds for its services as distributor.

GW&K, the Subadvisor to the Funds, has day-to-day responsibility for managing the Funds’ portfolios and has managed the GW&K Small Cap Equity Fund and the Multi-Cap Predecessor Fund (and its predecessor fund) since inception in 1996 and the GW&K Municipal Enhanced Yield Fund and the Municipal Enhanced Yield Fund Predecessor Fund since inception in 2005. GW&K, located at 222 Berkeley Street, Boston, MA 02116, has advised individual and institutional clients since 1974 and, as of December 31, 2008, has assets under management of approximately $7.4 billion. AMG owns a majority interest in GW&K.

GW&K SMALL CAP EQUITY FUND

Daniel L. Miller, CFA and Jeffrey W. Thibault, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Small Cap Equity Fund’s portfolio, and have managed the Fund since July 27, 2009. Mr. Miller joined GW&K in 2008 as Senior Vice President and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment and financial consultant for various companies from 2004-2008, until he joined GW&K. Mr. Thibault has been a Vice President and portfolio manager for GW&K’s Small Cap Equity and Small/Mid Cap Equity Strategies since November 2004. Prior to November 2004, Mr. Thibault worked for The Bank of New York as an analyst on the Small Cap Growth investment team.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.75% of the average daily net assets of the Fund. The Fund has also agreed, until December 31, 2010, to reduce the investment management fee to 0.70% of average daily net assets if the Fund’s net assets exceed $500 million. The Investment Manager, in turn, pays GW&K all of this fee for its services as Subadvisor. Under a separate Administration and Shareholder Servicing Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds and receives compensation from the Funds for these services.

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SUMMARY OF THE FUNDS AND SHAREHOLDER GUIDE

FUND MANAGEMENT (CONTINUED)

GW&K MUNICIPAL ENHANCED YIELD FUND

Nancy G. Angell, CFA, John B. Fox, CFA, Martin R. Tourigny, CFA, and Brian T. Moreland, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, share equal portfolio management responsibilities in respect of the Fund, and have jointly managed the Fund and the Municipal Enhanced Yield Predecessor Fund since its inception in 2005 (October 2006 in the case of Mr. Moreland). Ms. Angell joined GW&K in 1984, and she has been a Senior Vice President since 1991. Mr. Fox joined GW&K in 1990, and he has been a Senior Vice President since 2002. Ms. Angell and Mr. Fox serve as Co-Head of the firm’s Fixed Income department, each having served in that role since 2002. Mr. Tourigny joined GW&K in 1994, and he has been a Vice President since 1998. Mr. Tourigny has the additional responsibility of Head Trader overseeing the execution of all of the Fund’s portfolio transactions. Mr. Moreland joined GW&K as an Operations Specialist in 1998, and joined the Municipal Bond investment team in 1999. He is responsible for analyzing municipal credits. He has been a Vice President since 2006 and served as Assistant Vice President of GW&K from 2002-2006.

The Fund is obligated by its Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.50% of the average daily net assets of the Fund. The Fund has also agreed, until December 31, 2010, to reduce the investment management fee to 0.45% of average daily net assets if the Fund’s net assets exceed $500 million. The Investment Manager, in turn, pays GW&K all of this fee for its services as Subadvisor. Except for distribution and service (12b-1) fees paid by the GW&K Small Cap Equity Fund, the Distributor receives no other compensation from the Funds for its services as distributor.

ADDITIONAL INFORMATION

Additional information regarding other accounts managed by the Funds’ portfolio managers, and their compensation and ownership of Fund shares, is available in the Funds’ SAI.

A discussion regarding the basis for the Trust’s Board of Trustees approving the Investment Management Agreement with respect to the Funds between the Trust and the Investment Manager and the Subadvisory Agreement for the Funds between the Investment Manager and the Subadvisor is available in the Funds’ Annual Report to shareholders for the year ending December 31, 2008.

Managers Investment Group	15

SUMMARY OF THE FUNDS

PAST PERFORMANCE OF OTHER GW&K SMALL CAP EQUITY ACCOUNTS

The bar chart and table below set forth the investment performance for the periods indicated of all fully discretionary, unrestricted small capitalization equity accounts (the “Accounts”) managed by GW&K with investment objectives, policies and strategies substantially similar to those of the Fund (the “Composite” or the “GW&K Composite”). The performance information shows changes in the Composite’s performance from year to year and how the Composite’s performance compares over the same periods to the performance of the GW&K Small Cap Equity Fund’s benchmark, the Russell 2000® Index. Performance of the Composite has been adjusted to give effect on a quarterly basis to the Fund’s Investor Class fees and expenses listed under “Fees and Expenses of the Fund,” taking into account the Fund’s contractual expense limitation. The inception date of the Composite is January 1, 2000.

The table illustrates how the performance of the Composite has varied since inception, assuming reinvestment of all dividend and capital gain distributions. The investment results of the Composite presented below are unaudited. In addition, all of the Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 (the “1940 Act”) and the Internal Revenue Code of 1986 (the “Code”), each as amended. Consequently, the performance results for the Composite could have been adversely affected if the accounts included in the Composite had been regulated as investment companies under the federal securities laws. GW&K has calculated returns for the Composite based on Global Investment Performance Standards (“GIPS”), not in the manner required for mutual funds by the Securities and Exchange Commission (“SEC”).

The performance shown below is provided solely to illustrate GW&K’s performance in managing the Accounts, is not the performance of the GW&K Small Cap Equity Fund, and is not indicative of the Fund’s future performance. Had the Fund been in operation during periods for which Composite performance information is shown, the Fund’s performance may have differed due to factors such as investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Code, differences in cash flows into and out of the Fund, differences in fees and expenses, and differences in portfolio size and investments. Prior performance of the Accounts is not indicative of future rates of return and is no indication of future performance of the Fund.

Calendar Year Total Returns as of 12/31/08

Average Annual Total Returns as of 12/31/08

	1 Year	5 Years	Since Inception
GW&K Composite	-30.91%	-1.09%	1.39%
Russell 2000® Index[1]	-33.79%	-0.93%	1.17%

[1]

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

16	Managers Investment Group

SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Funds by purchasing either Investor Class, Service Class, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses and minimum initial investment amounts, as described below.

The Investor Class shares of each Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and each class of shares also bears shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class shares, Service Class shares, and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. Each Fund and each class of shares is subject to a minimum initial investment amount, as described on page 21.

Your purchase or redemption of a Fund’s shares is based on a Fund’s share price. The price at which you purchase and redeem your shares is based on the NAV next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of a Fund is equal to the class’ net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each Fund’s share class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with each Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with a Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to a Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when a Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

A Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. Each Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before a Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when a Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments for the GW&K Small Cap Equity Fund that may trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which a Fund calculates its NAV.

Each Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Managers Investment Group	17

SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between three classes of shares of the Funds: Investor Class, Service Class, and Institutional Class. As described below, the classes differ to the extent they bear certain class specific expenses. When choosing a share class, it is important to consider these four factors:

•	The amount you plan to invest;

•	The length of time you intend to keep the money invested;

•	Your investment objectives; and

•	The expenses of the class.

We recommend that you also discuss your investment goals and choices with your financial professional to determine which share class is right for you.

Investor Class

The GW&K Small Cap Equity Fund’s Class A shares have been redesignated as Investor Class shares as of the date of this Prospectus. Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases each Fund’s shares at the Investor Class’ NAV per share. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 19 for more information on shareholder servicing fees paid to financial intermediaries. Shareholders in Investor Class shares also pay annual distribution and service (12b-1) fees of 0.25%. See page 19 for more information on 12b-1 fees.

Service Class

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases each Fund’s shares at the Service Class’ NAV per share. Shareholders may bear shareholder servicing fees of up to 0.25% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 19 for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual 12b-1 distribution and service fees.

Institutional Class

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases each Fund’s shares at the Institutional Class’ NAV per share. In addition, shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 19 for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares also do not pay annual 12b-1 distribution and service fees.

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SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, trust company or other financial intermediary, rather than directly with the Funds, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Funds may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Investor Class and Service Class may pay fees to these firms in return for shareholder servicing provided by these programs to shareholders. The shareholder servicing fees are paid out of the assets of each of the Investor Class and Service Class on an ongoing basis and will increase the cost to shareholders who invest in Investor Class and Service Class shares.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of a Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of a Fund over other investment options. Any such payments will not change the NAV or the price of a Fund’s shares.

DISTRIBUTION AND SERVICING (12B-1) FEES

The Funds have adopted a Distribution and Service Plan (12b-1 Plan) for the Investor Class that allows each Fund to pay fees for selling and distributing Investor Class shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover each Fund’s sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it and will result in lower total returns and may end up costing you more than other types of fees.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Funds with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

BUYING AND SELLING SHARES

You may buy shares of the Funds once you set up an account. You also may buy additional shares or sell your shares any time. When you buy or sell a Fund’s shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

PROCESSING ORDERS

If you sell shares in a Fund, the Fund will send your check to the address we have on file for your account. If the sale of your shares follows a purchase by check, a Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (ACH) transactions are also subject to a 15 calendar day holding period.

Managers Investment Group	19

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares...	If you wish to add shares to your account...	If you wish to sell shares*...

Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional

On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o PNC Global Investment Servicing (U.S.) Inc. P.O. Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

(Include your account number and fund name on your check)

Write a letter of instruction containing:

•       Name of the Fund

•       Dollar amount or number of shares you wish to sell

•       Your name

•       Your account number

•       Signatures of all account owners

Mail your letter to:

Managers

c/o PNC Global Investment

Servicing (U.S.) Inc.

P.O. Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call us at 800.548.4539	If you elected telephone redemption privileges on your account application, call us at 800.548.4539. Telephone redemptions are available only for redemptions of less than $50,000 for Investor Class shares and Service Class shares and less than $250,000 for Institutional Class shares.

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com	Go to our Web site at www.managersinvest.com

By bank wire	Call us at 800.548.4539 for instructions

Instruct your bank to wire monies to:

PNC Bank, N.A.

Philadelphia, PA

ABA #031000053

FFC to: 8614972935

Managers

Attn: Control Department

FBO shareholder name, account number, and Fund name (Your bank may charge you a fee for this service; call us at 800.548.4539 if you have questions)

Available if bank wire instructions are on file for your account

*	Redemptions of $50,000 and over for Investor Class and Service Class shares and $250,000 and over for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association (STA). Telephone redemptions are available only for redemptions that are below $50,000 for Investor Class and Service Class shares and below $250,000 for Institutional Class shares.

20	Managers Investment Group

SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in each Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Investor Class:
• Regular Accounts	$2,000	$100
• Individual Retirement Accounts	$1,000	$100
Service Class:
• Regular Accounts	$25,000	$100
• Individual Retirement Accounts	$10,000	$100
Institutional Class:
• Regular Accounts	$100,000	$1,000
• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more of Institutional Class shares, you will need to provide a Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Funds are not responsible for any losses due to unauthorized transactions as long as the Funds follow reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Funds at 800.548.4539 for instructions.

LIMITATIONS ON THE FUNDS

Each Fund may restrict or limit certain transactions including but not limited to the following examples:

•

Redeem your account if its value falls below $500 with respect to Investor Class or Service Class shares, or falls below $25,000 with respect to Institutional Class shares, due to redemptions you make, but not until after the Funds give you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the Securities and Exchange Commission (the “SEC”) restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Funds determine that the request could adversely affect the Funds, for example, if the person or group has engaged in excessive trading. (See “Frequent Trading Policy” on page 22.) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

Managers Investment Group	21

SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES (CONTINUED)

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing.” These activities may disrupt management of a Fund’s portfolio, increase a Fund’s expenses, and have a negative impact on a Fund’s performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Funds’ transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Funds may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Funds and its shareholders. Transactions accepted by a financial intermediary that violate the Funds’ frequent trading policies are not considered to be acceptable by the Funds, and the Funds may reject them on the next business day after the financial intermediary has received them.

Although the Funds uses reasonable efforts to prevent market timing activities in the Funds, its efforts may not always succeed. For example, although the Funds strive to apply these policies and procedures uniformly to all accounts, the Funds receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Funds. Although the Funds have attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Funds and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Funds.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Funds will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Funds for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). In addition, former Class A shareholders of the GW&K Small Cap Equity Fund (formerly GW&K Multi-Cap Equity Fund) may exchange their shares for Class A shares of other funds managed by the Investment Manager, subject to the restrictions below. Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition, following restrictions apply:

•	The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

22	Managers Investment Group

SHAREHOLDER GUIDE

INVESTOR SERVICES (CONTINUED)

You can request your exchange in writing; by telephone (if elected on the application); by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. When you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Funds may discontinue, alter, or limit the exchange privileges at any time.

ACCOUNT STATEMENTS

The Funds will send you quarterly and yearly statements with details about your account activity. The Funds will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from a Fund. In addition, you will receive a confirmation after each trade execution.

DIVIDENDS AND DISTRIBUTIONS

The GW&K Small Cap Equity Fund normally declares and pays any income dividends and net capital gain distributions, if any, annually in December. The GW&K Municipal Enhanced Yield Fund normally declares and pays any income dividends monthly and declares and pays net capital gain distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Funds will do this automatically unless you request otherwise. You may also change your election at any time by giving the Funds written notice at least 10 days before the scheduled payment date.

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Funds immediately of any changes to your address or to other information that might affect your account.

Managers Investment Group	23

SHAREHOLDER GUIDE

FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Code and as in effect as of the date of this Prospectus. The Funds do not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the federal, state, local, and foreign tax consequences to you of your investment in the Funds based on your particular circumstances.

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Funds own or are considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Funds own or are considered to have owned for more than one year and that are properly designated by the Fund as capital gain distributions are taxable to you as long-term capital gains.

•	Distributions from the sale of investments that the Funds own or are considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly designated distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains provided that both you and the Funds meet certain holding period and other requirements.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of a Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in a Fund) from such a plan.

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange, or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares. An exchange of the Funds’ shares for shares of another fund will be treated as a sale of the Funds’ shares and any gain on the transaction may be subject to U.S. federal income tax.

OTHER TAX MATTERS

A Fund’s investments in foreign securities, if any, may be subject to foreign withholding taxes. In that case, the Fund’s return on those investments would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. In addition, a Fund’s investment in foreign securities, if any, may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

In addition, certain of the Funds’ investments, including certain debt instruments and derivatives, such as options, futures, forwards, and swaps, could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions).

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Funds must also withhold taxes on distributions and sale proceeds if the Internal Revenue Service (the “IRS”) notifies the Funds that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

24	Managers Investment Group

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance for the past five years. The GW&K Small Cap Equity Fund’s Investor Class shares’ (formerly Class A shares of the GW&K Multi-Cap Equity Fund) and the GW&K Municipal Enhanced Yield Fund’s Institutional Class shares’ recent past financial performance and is based on the financial information of the BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund, each a former series of BNY Hamilton Funds, Inc. (collectively the “Predecessor Funds”). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information presented prior to 2008 has been audited and reported on by Tait, Weller & Baker LLP, the Predecessor Funds’ independent registered public accountants. The information for 2008 has been audited and reported on by PricewaterhouseCoopers LLP, the Funds’ auditor. There are no financial highlights shown for the Service Class shares and Institutional Class shares of the GW&K Small Cap Equity Fund and the Investor Class shares and Service Class shares of the GW&K Municipal Enhanced Yield Fund because they commenced operations as of the date of this Prospectus.

	For the year ended December 31,
GW&K Small Cap Equity Fund - Investor Class	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Year	$15.01	$16.90	$15.22	$14.24	$12.81
Income from Investment Operations:
Net investment income	0.12	0.14	0.09	0.10	0.07
Net realized and unrealized gain (loss) on investments	(5.66)	0.19	1.70	0.98	1.43
Total from investment operations	(5.54)	0.33	1.79	1.08	1.50
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.14)	(0.10)	(0.10)	(0.07)
Net realized gain on investments	(0.25)	(2.08)	(0.01)	0.00	0.00
Total distributions to shareholders	(0.37)	(2.22)	(0.11)	(0.10)	(0.07)
Net Asset Value, End of Year	$9.10	$15.01	$16.90	$15.22	$14.24
Total Return[1]	(37.34)%[3]	1.59%	11.76%	7.59%	11.72%
Ratio of net expenses to average net assets	1.20%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets[1]	0.97%	0.80%	0.57%	0.70%	0.50%
Portfolio turnover	33%	25%	7%	10%	22%
Net assets at end of year (000’s omitted)	$32,052	$58,835	$64,299	$67,283	$60,274

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.36%	1.27%	1.26%	1.28%	1.45%
Ratio of net investment income to average net assets	0.81%	0.78%	0.56%	0.67%	0.30%

As of July 27, 2009, the GW&K Multi-Cap Equity Fund changed its name from “GW&K Multi-Cap Equity Fund” to “GW&K Small Cap Equity Fund” and adopted the Fund’s current investment strategies. At the start of business on November 10, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc., were re-organized into respective Funds in the Managers AMG Funds. The Fund’s financial performance through December 31, 2008 is that of the GW&K Multi-Cap Equity Fund.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[3]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

Managers Investment Group	25

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
GW&K Municipal Enhanced Yield Fund*- Institutional Class	2008	2007	2006
Net Asset Value, Beginning of Year	$9.37	$10.33	$10.00
Income from Investment Operations:
Net investment income	0.44	0.42	0.38
Net realized and unrealized gain (loss) on investments	(2.67)	(0.91)	0.33
Total from investment operations	(2.23)	(0.49)	0.71
Less Distributions to Shareholders from:
Net investment income	(0.44)	(0.42)	(0.38)
Net realized gain on investments	—	(0.05)	—
Total distributions to shareholders	(0.44)	(0.47)	(0.38)
Net Asset Value, End of Year	$6.70	$9.37	$10.33
Total Return[1]	(24.72)%	(4.92)%	7.37%
Ratio of net expenses to average net assets	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets[1]	4.82%	4.18%	3.96%
Portfolio turnover	13%	61%	68%
Net assets at end of year (000’s omitted)	$3,541	$7,959	$7,357

Ratios absent expense offsets:[2]
Ratio of total expenses to average net assets	1.67%	1.76%	2.34%
Ratio of net investment income to average net assets	3.94%	3.21%	2.41%

At the start of business on November 10, 2008, the BNY Hamilton Multi-Cap Equity Fund and the BNY Hamilton Municipal Enhanced Yield Fund, each a series of BNY Hamilton Funds, Inc. were re-organized into respective Funds in the Managers AMG Funds.

*	Inception of the Predecessor Fund was December 30, 2005.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Excludes the impact of expense reimbursement and expense offsets such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

26	Managers Investment Group

HOW TO CONTACT US

GW&K SMALL CAP EQUITY FUND

GW&K MUNICIPAL ENHANCED YIELD FUND

INVESTMENT MANAGER AND ADMINISTRATOR

Managers Investment Group LLC

333 W. Wacker Drive

Chicago, Illinois 60606

312.424.1200 or 800.835.3879

SUBADVISOR

Gannett Welsh & Kotler, LLC

222 Berkeley Street

Boston, Massachusetts 02116

DISTRIBUTOR

Managers Distributors, Inc.

333 W. Wacker Drive

Chicago, Illinois 60606

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

Managers Investment Group	27

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PRIVACY POLICY

We recognize the importance of safeguarding your personal information. Your privacy is a priority, and we have designed policies and practices to achieve this goal.

As a mutual fund company, we may receive personal information from our customers, some of which is “nonpublic.” We receive this information from the following sources:

•	Information received from account applications and other forms including your address, date of birth, and social security number.

•	Information relating to your transactions with us, our affiliates, and others, such as the purchase and sale of securities and account balances.

We do not sell information about you to outside marketing firms. As a matter of policy, we do not disclose nonpublic personal information about our present or former customers to third parties, including our affiliates, except as required or permitted by law (including as necessary for third parties to perform under their agreements with respect to the Funds). For example, we may disclose nonpublic personal information in order to process a transaction or service an account, to comply with legal requirements, or upon the request of the customer. In addition, we may disclose information to non-affiliated companies that from time to time are used to provide certain services, such as soliciting proxies or preparing and mailing prospectuses, reports, account statements, and other information. We may also share nonpublic personal information with our affiliates in connection with servicing customer accounts.

We restrict access to nonpublic personal information to those employees and service providers who are involved in providing products or services to our customers. In addition, we maintain physical, electronic, and procedural safeguards in order to protect your nonpublic personal information.

(Not part of the Prospectus)

Managers Investment Group

Managers
INVESTMENT GROUP
Mutual Funds ■ Separate Accounts ■ Investment Solutions

July 27, 2009

PROSPECTUS
Managers AMG Funds

WHERE TO FIND ADDITIONAL INFORMATION

The Funds' Statement of Additional Information (the "SAI") contains additional information about the Funds and their investments. Additional information about the Funds' investments is available in the Funds' Annual Report to shareholders and Semi-Annual Report to shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Funds:

- By telephone:
  800.835.3879
- By mail:
  Managers AMG Funds
  800 Connecticut Avenue
  Norwalk, Connecticut 06854-2325
- On the Internet:
  Electronic copies are available on our Web site at www.managersinvest.com

Information about the Funds, including the Funds' current SAI and Annual Report and, when available, Semi-Annual Report, is on file with the Securities and Exchange Commission (the "SEC"). The Funds' SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Funds are also available on the EDGAR database of the SEC's Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You may also review and copy information about the Funds at the SEC's Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2009 Managers Investment Group LLC

Investment Company Act Registration Number 811-09521

managersinvest.com

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.